Exhibit 99.1

CAPITAL ONE FINANCIAL CORPORATION (COF)

FINANCIAL & STATISTICAL SUMMARY

REPORTED BASIS

(in millions, except per share data and as noted)	2007 Q2		2007 Q1	2006 Q4	2006 Q3	2006 Q2
Earnings (Reported Basis)
Net Interest Income	$1,560.1	(2)	$1,622.8	$1,401.2	$1,294.5	$1,197.1
Non-Interest Income	2,006.2		1,810.5 (3)	1,667.2 (5)	1,761.4 (5)	1,709.9 (5)

Total Revenue (6)	3,566.3		3,433.3	3,068.4	3,055.9	2,907.0
Provision for Loan Losses	401.0		350.0	513.2	430.6	362.4
Marketing Expenses	326.7		331.5	395.7	368.5	356.7
Restructuring Expenses	101.1	(1)	—	—	—	—
Operating Expenses	1,685.1	(4),(12)	1,713.9 (4)	1,590.5	1,358.1	1,324.2

Income Before Taxes	1,052.4		1,037.9	569.0	898.7	863.7
Tax Rate (7)	28.7%		35.0%	31.3%	34.6%	36.0%
Net Income	$750.4		$675.1	$390.7	$587.8	$552.6
Common Share Statistics
Basic EPS	$1.92		$1.65	$1.16	$1.95	$1.84
Diluted EPS	$1.89		$1.62	$1.14	$1.89	$1.78
Dividends Per Share	$0.03		$0.03	$0.03	$0.03	$0.03
Tangible Book Value Per Share (period end)	$27.45		$28.18	$26.36	$41.12	$38.68
Stock Price Per Share (period end)	$78.44		$75.46	$76.82	$78.66	$85.45
Total Market Capitalization (period end)	$30,701.4		$31,112.2	$31,488.5	$23,944.1	$25,968.3
Shares Outstanding (period end)	391.4		412.3	409.9	304.4	303.9
Shares Used to Compute Basic EPS	390.8		408.7	336.5	301.6	300.8
Shares Used to Compute Diluted EPS	397.5		415.5	343.8	310.4	310.0
Reported Balance Sheet Statistics (period average)
Average Loans Held for Investment	$91,620		$93,466	$74,738	$62,429	$58,833
Average Earning Assets	$123,209		$124,811	$99,416	$81,311	$79,266
Average Assets	$147,758		$148,657	$113,642	$92,295	$89,644
Average Interest Bearing Deposits	$75,218		$74,867	$53,735	$42,984	$42,797
Total Average Deposits	$86,719		$86,237	$60,382	$47,196	$47,209
Average Equity	$25,128		$25,610	$18,311	$16,310	$15,581
Return on Average Assets (ROA)	2.03%		1.82%	1.38%	2.55%	2.47%
Return on Average Equity (ROE)	11.95%		10.54%	8.53%	14.42%	14.19%
Reported Balance Sheet Statistics (period end)
Loans Held for Investment	$91,617		$90,869	$96,512	$63,612	$60,603
Total Assets	$145,938		$148,699	$149,739	$94,907	$89,530
Interest Bearing Deposits	$74,444		$76,306	$74,123	$43,468	$42,699
Total Deposits	$85,680		$87,664	$85,771	$47,613	$47,187
Performance Statistics (Reported)
Net Interest Income Growth (annualized)	(15)%		63%	33%	33%	(3)%
Non Interest Income Growth (annualized)	43%		34%	(21)%	12%	(32)%
Revenue Growth (annualized)	15%		48%	2%	20%	(21)%
Net Interest Margin	5.06%		5.20%	5.64%	6.37%	6.04%
Revenue Margin	11.58%		11.00%	12.35%	15.03%	14.67%
Risk Adjusted Margin (10)	10.28%		9.63%	10.56%	13.22%	13.18%
Non Interest Expense as a % of Average Loans Held for Investment (annualized)	9.22%		8.75%	10.63%	11.06%	11.43%
Efficiency Ratio (11)	56.41%		59.58%	64.73%	56.50%	57.82%
Asset Quality Statistics (Reported)
Allowance	$2,120		$2,105	$2,180	$1,840	$1,765
Allowance as a % of Reported Loans Held for Investment	2.31%		2.32%	2.26%	2.89%	2.91%
Net Charge-Offs	$401		$430	$443	$369	$296
Net Charge-Off Rate	1.75	%(13)	1.84%	2.37%	2.36%	2.01%
Full-time equivalent employees (in thousands)	29.5		30.8	31.1	21.1	21.4

CAPITAL ONE FINANCIAL CORPORATION (COF)

FINANCIAL & STATISTICAL SUMMARY

MANAGED BASIS (*)

(in millions)	2007 Q2		2007 Q1	2006 Q4	2006 Q3	2006 Q2
Earnings (Managed Basis)
Net Interest Income	$2,634.9	(2)	$2,620.8	$2,347.3	$2,217.8	$2,140.8
Non-Interest Income	1,421.8		1,330.2 (3)	1,206.0 (5)	1,275.4 (5)	1,199.4 (5)

Total Revenue (6)	4,056.7		3,951.0	3,553.3	3,493.2	3,340.2
Provision for Loan Losses	891.4		867.7	998.1	867.9	795.6
Marketing Expenses	326.7		331.5	395.7	368.5	356.7
Restructuring Expenses	101.1	(1)	—	—	—	—
Operating Expenses	1,685.1	(4),(12)	1,713.9 (4)	1,590.5	1,358.1	1,324.2

Income Before Taxes	1,052.4		1,037.9	569.0	898.7	863.7
Tax Rate (7)	28.7%		35.0%	31.3%	34.6%	36.0%
Net Income	$750.4		$675.1	$390.7	$587.8	$552.6
Managed Balance Sheet Statistics (period average)
Average Loans Held for Investment	$143,091		$144,113	$123,902	$110,512	$106,090
Average Earning Assets	$172,621		$173,403	$146,680	$127,616	$124,307
Average Assets	$198,515		$198,561	$162,149	$139,833	$136,351
Return on Average Assets (ROA)	1.51%		1.36%	0.96%	1.68%	1.62%
Managed Balance Sheet Statistics (period end)
Loans Held for Investment	$144,186		$142,005	$146,151	$112,239	$108,433
Total Assets	$197,703		$199,118	$198,645	$142,977	$136,819
Tangible Assets (9)	$183,259		$184,717	$184,215	$138,817	$132,676
Tangible Common Equity (8)	$10,743		$11,620	$10,805	$12,517	$11,754
Tangible Common Equity to Tangible Assets Ratio	5.86%		6.29%	5.87%	9.02%	8.86%
% Off-Balance Sheet Securitizations	36%		36%	34%	43%	44%
Performance Statistics (Managed)
Net Interest Income Growth (annualized)	2%		47%	23%	14%	(17)%
Non Interest Income Growth (annualized)	28%		41%	(22)%	25%	(7)%
Revenue Growth (annualized)	11%		45%	7%	18%	(14)%
Net Interest Margin	6.11%		6.05%	6.40%	6.95%	6.89%
Revenue Margin	9.40%		9.11%	9.69%	10.95%	10.75%
Risk Adjusted Margin (10)	7.34%		6.93%	7.16%	8.42%	8.40%
Non Interest Expense as a % of Average Loans Held for Investment (annualized)	5.91%		5.68%	6.41%	6.25%	6.34%
Efficiency Ratio (11)	49.59%		51.77%	55.90%	49.43%	50.32%
Asset Quality Statistics (Managed)
Net Charge-Offs	$891		$947	$927	$806	$729
Net Charge-Off Rate	2.49	%(13)	2.63%	2.99%	2.92%	2.75%

(*)	The information in this statistical summary reflects the adjustment to add back the effect of securitization transactions qualifying as sales under generally accepted accounting principles. See accompanying schedule - “Reconciliation to GAAP Financial Measures”.

CAPITAL ONE FINANCIAL CORPORATION (COF)

FINANCIAL & STATISTICAL SUMMARY NOTES

(1)	During the second quarter of 2007, the Company announced a broad-based initiative to reduce expenses and improve its competitive cost position. As part of this initiative $101.1 MM of restructuring charges were recognized during Q2 2007.

(2)	Includes a $17.4 million gain from the early extinguishment of Trust Preferred Securities in Q2 2007 included as a component of Interest expense.

(3)	Includes a $46.2 million gain resulting from the sale of a 7% stake in the privately held company, DealerTrack Holding Inc., a leading provider of on-demand software and data solutions for the automotive retail industry.

(4)	Includes core deposit intangible amortization expense of $53.7 million in Q2 2007 and $55.0 million in Q1 2007, and integration costs of $25.5 million in Q2 2007 and $15.1 million in Q1 2007.

(5)	Includes a $20.5 million gain in Q2 2006 as a result of the MasterCard, Inc. initial public offering and losses of $20.8 million in Q2 2006, $9.4 million in Q3 2006 and $19.9 million in Q4 2006 related to the derivative entered into in April 2006 to mitigate certain exposures we faced as a result of our acquisition of North Fork.

(6)	In accordance with the Company’s finance charge and fee revenue recognition policy, the amounts billed to customers but not recognized as revenue were as follows: Q2 2007 - $236.3, Q1 2007 - $213.6, Q4 2006 - $248.3, Q3 2006 - $226.3, and Q2 2006 - $215.0.

(7)	Includes a $69.0 million benefit in Q2 2007 resulting from changes in the Company’s international tax position and tax benefits from resolution of tax issues in prior periods as follows: Q1 2007—$11.7 million, Q4 2006—$28.8 million, Q3 2006—$18.7 million, Q2 2006—$10.7 million.

(8)	Includes stockholders’ equity and preferred interests less intangible assets and related deferred tax liability. Tangible Common Equity on a reported and managed basis is the same.

(9)	Includes managed assets less intangible assets.

(10)	Risk adjusted margin is total revenue less net charge-offs as a percentage of average earning assets.

(11)	Non-interest expense less Restructuring expense divided by Total Revenue

(12)	Includes a charge of $39.8 million as a result of the accelerated vesting of equity awards made in connection with the transition of the management team for Capital One’s Banking business following the North Fork acquisition in Q4 2006.

(13)	Managed and reported net charge-off rate for Q2 2007 was positively impacted 11 and 17 basis points, respectively, due to the implementation of a change in customer statement generation from 30 to 25 days grace. The change did not have a material impact on Net Provision for the quarter.

CAPITAL ONE FINANCIAL CORPORATION (COF)

SEGMENT FINANCIAL & STATISTICAL SUMMARY

MANAGED BASIS (1)

(in thousands)	2007 Q2		2007 Q1	2006 Q4	2006 Q3	2006 Q2
Local Banking: (3)
Interest Income	$1,724,239		$1,740,132	$721,102	$719,207	$682,679
Interest Expense	1,139,774		1,166,563	476,523	461,009	433,451

Net interest income	$584,465		$573,569	$244,579	$258,198	$249,228
Non-interest income	174,691		186,873	112,021	115,526	114,039
Provision for loan losses	23,929		23,776	(21,549)	5,495	6,632
Other non-interest expenses	533,297		539,064	307,810	297,080	289,996
Income tax provision	69,464		67,975	24,619	24,902	23,324

Net income	$132,466		$129,627	$45,720	$46,247	$43,315

Loans Held for Investment	$41,919,645		$41,642,594	$12,145,533	$13,326,088	$13,189,112
Average Loans Held for Investment	$42,110,537		$41,846,678	$13,330,876	$13,171,414	$13,115,534
Core Deposits (2)	$63,828,306		$62,962,395	$27,071,324	$26,997,345	$27,857,265
Total Deposits	$74,482,705		$74,509,054	$35,334,610	$35,163,849	$35,281,970
Loans Held for Investment Yield	7.03%		6.99%	7.98%	8.02%	7.63%
Net Interest Margin - Loans (4)	1.88%		1.91%	3.21%	3.30%	3.18%
Net Interest Margin - Deposits (5)	2.01%		1.98%	1.50%	1.62%	1.59%
Efficiency Ratio	70.25%		70.89%	86.32%	79.49%	79.83%
Net charge-off rate	0.19%		0.15%	0.40%	0.48%	0.45%
Non Performing Loans	$80,781		$80,162	$57,824	$79,042	$90,508
Non Performing Loans as a % of Loans Held for Investment	0.19%		0.19%	0.48%	0.59%	0.69%
Non-Interest Expenses to Loans Held for Investment	5.07%		5.15%	9.24%	9.02%	8.84%
Number of Active ATMS	1,253		1,236	661	623	586
Number of locations	724		723	358	342	325
National Lending:
Interest Income	$3,335,417		$3,330,300	$3,182,013	$3,078,097	$2,901,131
Interest Expense	1,249,968		1,241,685	1,163,106	1,089,279	995,023

Net interest income	$2,085,449		$2,088,615	$2,018,907	$1,988,818	$1,906,108
Non-interest income	1,247,343		1,187,922	1,105,240	1,213,924	1,130,005
Provision for loan losses	873,471		849,216	1,010,837	862,375	785,029
Other non-interest expenses	1,449,697		1,509,057	1,534,523	1,411,882	1,375,138
Income tax provision	347,916		316,285	205,768	324,366	307,925

Net income	$661,708		$601,979	$373,019	$604,119	$568,021

Loans Held for Investment	$102,277,827		$100,371,532	$102,359,180	$98,909,970	$95,230,654
Average Loans Held for Investment	$100,995,167		$102,276,581	$99,881,480	$97,309,087	$92,954,555
Core Deposits (2)	$1,124		$3,212	$6,061	$137,602	$138,984
Total Deposits	$2,411,435		$2,409,291	$2,383,902	$2,461,941	$2,434,679
Loans Held for Investment Yield	13.03%		12.70%	12.72%	12.63%	12.47%
Net Interest Margin	8.26%		8.17%	8.09%	8.18%	8.20%
Revenue Margin	13.20%		12.81%	12.51%	13.17%	13.06%
Risk Adjusted Margin	9.75%		9.17%	8.88%	9.92%	9.99%
Non-Interest Expenses to Loans Held for Investment	5.74%		5.90%	6.15%	5.80%	5.92%
Efficiency Ratio	43.50%		46.06%	49.12%	44.08%	45.29%
Net charge-off rate	3.45	%(6)	3.65%	3.63%	3.25%	3.07%
Delinquency Rate (30+ days)	3.86%		3.63%	4.09%	3.70%	3.44%
Number of Loan Accounts (000s)	48,548		48,668	49,374	49,176	48,854
Other: (3)
Net interest income	$(35,056)		$(41,427)	$83,770	$(29,194)	$(14,507)
Non-interest income	(249)		(44,564)	(11,207)	(54,041)	(44,712)
Provision for loan losses	(5,981)		(5,330)	8,840	27	3,950
Restructuring expenses	101,142		—	—	—	—
Other non-interest expenses	28,717		(2,720)	143,855	17,667	15,763
Income tax benefit	(115,381)		(21,385)	(52,121)	(38,402)	(20,183)

Net loss	$(43,802)		$(56,556)	$(28,011)	$(62,527)	$(58,749)

Loans Held for Investment	$(11,928)		$(9,084)	$31,646,555	$2,488	$13,673
Core Deposits (2)	$6,937,760		$7,532,854	$42,819,710	$7,301,435	$5,889,261
Total Deposits	$8,786,315		$10,745,405	$48,052,380	$9,987,360	$9,470,164
Total:
Interest Income	$4,454,751		$4,435,367	$3,931,054	$3,595,874	$3,414,411
Interest Expense	1,819,893		1,814,610	1,583,798	1,378,052	1,273,582

Net interest income	$2,634,858		$2,620,757	$2,347,256	$2,217,822	$2,140,829
Non-interest income	1,421,785		1,330,231	1,206,054	1,275,409	1,199,332
Provision for loan losses	891,419		867,662	998,128	867,897	795,611
Restructuring expenses	101,142		—	—	—	—
Other non-interest expenses	2,011,711		2,045,401	1,986,188	1,726,629	1,680,897
Income tax provision	301,999		362,875	178,266	310,866	311,066

Net income	$750,372		$675,050	$390,728	$587,839	$552,587

Loans Held for Investment	$144,185,544		$142,005,042	$146,151,268	$112,238,546	$108,433,439
Core Deposits (2)	$70,767,190		$70,498,461	$69,897,095	$34,436,382	$33,885,510
Total Deposits	$85,680,455		$87,663,750	$85,770,892	$47,613,150	$47,186,813

(1)	The information in this statistical summary reflects the adjustment to add back the effect of securitization transactions qualifying as sales under generally accepted accounting principles. See accompanying schedule - “Reconciliation to GAAP Financial Measures.”

(2)	Includes domestic non-interest bearing deposits, NOW accounts, money market deposit accounts, savings accounts, certificates of deposit of less than $100,000 and other consumer time deposits.

(3)	Results of the North Fork acquisition were included in the Other category for Q4 2006.

(4)	Interest Income - funds transfer pricing charges divided by average managed loans

(5)	Interest Expense - funds transfer pricing credits divided by average retail deposits

(6)	Net charge-off rate for Q2 2007 was positively impacted by 16 basis points due to the implementation of a change in customer statement generation from 30 to 25 days grace. This change did not have a material impact on Net Provision for the quarter.

CAPITAL ONE FINANCIAL CORPORATION (COF)

NATIONAL LENDING SUBSEGMENT FINANCIAL & STATISTICAL SUMMARY

MANAGED BASIS (1)

(in thousands)	2007 Q2		2007 Q1	2006 Q4	2006 Q3	2006 Q2
US Card:
Interest Income	$1,779,670		$1,813,846	$1,795,345	$1,734,459	$1,628,144
Interest Expense	590,236		602,505	600,821	554,708	507,722

Net interest income	$1,189,434		$1,211,341	$1,194,524	$1,179,751	$1,120,422
Non-interest income	842,428		778,606	795,881	881,304	803,083
Provision for loan losses	402,589		373,836	554,698	451,782	413,701
Non-interest expenses	808,769		861,020	916,963	899,062	860,874
Income tax provision	282,253		259,751	181,561	248,574	227,125

Net income	$538,251		$495,340	$337,183	$461,637	$421,805

Loans Held for Investment	$50,032,530		$49,681,559	$53,623,680	$51,127,654	$48,736,483
Average Loans Held for Investment	$49,573,957		$51,878,104	$51,686,135	$50,131,562	$47,856,045
Loans Held for Investment Yield	14.36%		13.99%	13.89%	13.84%	13.61%
Net Interest Margin	9.60%		9.34%	9.24%	9.41%	9.36%
Revenue Margin	16.39%		15.34%	15.40%	16.45%	16.08%
Risk Adjusted Margin	12.66%		11.35%	11.58%	13.05%	12.79%
Non-Interest Expenses to Loans Held for Investment	6.53%		6.64%	7.10%	7.17%	7.20%
Efficiency Ratio (2)	39.80%		43.27%	46.07%	43.62%	44.76%
Net charge-off rate	3.73	%(5)	3.99%	3.82%	3.39%	3.29%
Delinquency Rate (30+ days)	3.41%		3.48%	3.74%	3.53%	3.30%
Purchase Volume (3)	$21,781,462		$19,346,812	$22,782,451	$21,450,024	$20,878,732
Number of Loan Accounts (000s)	36,608		36,758	37,630	37,483	37,199
Auto Finance:
Interest Income	$651,821		$637,609	$593,268	$575,376	$547,731
Interest Expense	277,783		265,556	242,311	227,053	207,497

Net interest income	$374,038		$372,053	$350,957	$348,323	$340,234
Non-interest income	23,273		60,586	14,143	21,181	29,842
Provision for loan losses	182,278		200,058	151,171	161,145	74,714
Non-interest expenses	157,044		164,948	162,022	154,014	149,115
Income tax provision	19,948		23,266	18,167	19,021	51,186

Net income	$38,041		$44,367	$33,740	$35,324	$95,061

Loans Held for Investment	$24,067,760		$23,930,547	$21,751,827	$21,158,797	$20,558,455
Average Loans Held for Investment	$23,898,070		$23,597,675	$21,498,205	$20,812,533	$20,187,631
Loans Held for Investment Yield	10.91%		10.81%	11.04%	11.06%	10.85%
Net Interest Margin	6.26%		6.31%	6.53%	6.69%	6.74%
Revenue Margin	6.65%		7.33%	6.79%	7.10%	7.33%
Risk Adjusted Margin	4.30%		5.04%	3.94%	4.76%	5.79%
Non-Interest Expenses to Loans Held for Investment	2.63%		2.80%	3.01%	2.96%	2.95%
Efficiency Ratio (2)	39.53%		38.13%	44.38%	41.68%	40.29%
Net charge-off rate	2.35%		2.29%	2.85%	2.34%	1.54%
Delinquency Rate (30+ days)	6.00%		4.64%	6.35%	5.18%	4.55%
Auto Loan Originations	$2,992,427		$3,311,868	$3,078,877	$3,158,481	$3,107,409
Number of Loan Accounts (000s)	1,771		1,762	1,589	1,558	1,525
Global Financial Services:
Interest Income	$829,551		$803,141	$793,400	$768,262	$725,256
Interest Expense	329,087		316,223	319,974	307,518	279,804

Net interest income	$500,464		$486,918	$473,426	$460,744	$445,452
Non-interest income	311,438		299,307	295,216	311,439	297,080
Provision for loan losses	284,282		275,322	304,968	249,448	296,614
Non-interest expenses	400,469		396,201	455,538	358,806	365,149
Income tax provision	44,346		39,860	6,040	56,771	29,614

Net income	$82,805		$74,842	$2,096	$107,158	$51,155

Loans Held for Investment	$27,489,749		$26,759,426	$26,983,673	$26,623,519	$25,935,716
Average Loans Held for Investment	$27,048,111		$26,800,802	$26,697,140	$26,364,992	$24,910,879
Loans Held for Investment Yield (4)	12.16%		11.88%	11.80%	11.58%	11.58%
Net Interest Margin	7.40%		7.27%	7.09%	6.99%	7.15%
Revenue Margin	12.01%		11.73%	11.52%	11.72%	11.92%
Risk Adjusted Margin	8.03%		7.55%	7.63%	8.02%	8.02%
Non-Interest Expenses to Loans Held for Investment	5.92%		5.91%	6.83%	5.44%	5.86%
Efficiency Ratio (2)	49.32%		50.39%	59.27%	46.47%	49.18%
Net charge-off rate	3.98%		4.18%	3.89%	3.70%	3.90%
Delinquency Rate (30+ days)	2.93%		2.99%	2.97%	2.86%	2.82%
Number of Loan Accounts (000s)	10,157		10,148	10,155	10,135	10,130

(1)	The information in this statistical summary reflects the adjustment to add back the effect of securitization transactions qualifying as sales under generally accepted accounting principles. See accompanying schedule - “Reconciliation to GAAP Financial Measures.”

(2)	Non-Interest Expenses divided by total Managed Revenue.

(3)	Includes all purchase transactions net of returns and excludes cash advance transactions.

(4)	Excludes “GFS - Home Loans Originations” and “GFS - Settlement Services” from Other Interest Income.

(5)	Net charge-off rate for Q2 2007 was positively impacted by 31 basis points due to the implementation of a change in customer statement generation from 30 to 25 days grace. This change did not have a material impact on Net Provision for the quarter.

CAPITAL ONE FINANCIAL CORPORATION (COF)

NATIONAL LENDING SUBSEGMENT FINANCIAL & STATISTICAL SUMMARY

MANAGED BASIS (1)

(in thousands)	2007 Q2		2007 Q1		2006 Q4	2006 Q3	2006 Q2
Mortgage Banking: (3)
Interest Income	$74,375		$75,704
Interest Expense	52,862		57,401

Net interest income	$21,513		$18,303
Non-interest income	70,204		49,423
Provision for loan losses	4,322		—
Non-interest expenses	83,415		86,888
Income tax provision (benefit)	1,369		(6,592)

Net income (loss)	$2,611		$(12,570)

Loans Held for Investment	$687,788		$—
Average Loans Held for Investment	$475,029		$—
Net Gain on Sale Margin (4)	56	bps	51	bps
Efficiency Ratio (2)	91%		128%
Mortgage Loan Originations	$5,499,306		$6,795,468

(1)	The information in this statistical summary reflects the adjustment to add back the effect of securitization transactions qualifying as sales under generally accepted accounting principles. See accompanying schedule - “Reconciliation to GAAP Financial Measures.”

(2)	Non-Interest Expenses divided by total Managed Revenue

(3)	Results of the North Fork acquisition were included in the Other category for Q4 2006

(4)	Gain on Sale Margin is net of repurchases and lower of cost or market adjustments

CAPITAL ONE FINANCIAL CORPORATION

Reconciliation to GAAP Financial Measures

For the Three Months Ended June 30, 2007

(dollars in thousands)(unaudited)

The Company’s consolidated financial statements prepared in accordance with generally accepted accounting principles (“GAAP”) are referred to as its “reported” financial statements. Loans included in securitization transactions which qualified as sales under GAAP have been removed from the Company’s “reported” balance sheet. However, servicing fees, finance charges, and other fees, net of charge-offs, and interest paid to investors of securitizations are recognized as servicing and securitizations income on the “reported” income statement.

The Company’s “managed” consolidated financial statements reflect adjustments made related to effects of securitization transactions qualifying as sales under GAAP. The Company generates earnings from its “managed” loan portfolio which includes both the on-balance sheet loans and off-balance sheet loans. The Company’s “managed” income statement takes the components of the servicing and securitizations income generated from the securitized portfolio and distributes the revenue and expense to appropriate income statement line items from which it originated. For this reason the Company believes the “managed” consolidated financial statements and related managed metrics to be useful to stakeholders.

	Total Reported	Adjustments(1)	Total Managed(2)
Income Statement Measures
Net interest income	$1,560,094	$1,074,764	$2,634,858
Non-interest income	$2,006,165	$(584,380)	$1,421,785
Total revenue	$3,566,259	$490,384	$4,056,643
Provision for loan losses	$401,035	$490,384	$891,419
Net charge-offs	$400,814	$490,384	$891,198
Balance Sheet Measures
Loans Held for Investment	$91,617,353	$52,568,191	$144,185,544
Total assets	$145,937,957	$51,765,199	$197,703,156
Average loans Held for Investment	$91,619,955	$51,471,273	$143,091,228
Average earning assets	$123,209,216	$49,411,309	$172,620,525
Average total assets	$147,758,243	$50,756,562	$198,514,805
Delinquencies	$2,387,155	$1,742,239	$4,129,394

(1)	Income statement adjustments reclassify the net of finance charges of $1,564.3 million, past-due fees of $221.7 million, other interest income of $(44.3) million and interest expense of $666.9 million; and net charge-offs of $490.4 million from Non-interest income to Net interest income and Provision for loan losses, respectively.

(2)	The managed loan portfolio does not include auto loans which have been sold in whole loan sale transactions where the Company has retained servicing rights.

CAPITAL ONE FINANCIAL CORPORATION

Consolidated Balance Sheets

(in thousands)(unaudited)

	As of June 30 2007	As of March 31 2007	As of June 30 2006 (1)
Assets:
Cash and due from banks	$2,354,393	$2,286,913	$1,388,384
Federal funds sold and resale agreements	3,940,269	8,293,338	339,613
Interest-bearing deposits at other banks	753,160	844,907	870,049

Cash and cash equivalents	7,047,822	11,425,158	2,598,046
Securities available for sale	20,407,932	17,657,734	15,185,000
Mortgage loans held for sale	2,732,044	4,738,765	312,999
Loans held for investment	91,617,353	90,869,496	60,602,803
Less: Allowance for loan and lease losses	(2,120,000)	(2,105,000)	(1,765,000)

Net loans held for investment	89,497,353	88,764,496	58,837,803
Accounts receivable from securitizations	5,481,686	5,371,385	4,818,512
Premises and equipment, net	2,260,928	2,258,861	1,467,922
Interest receivable	768,617	720,511	526,267
Goodwill	13,612,005	13,619,445	3,933,621
Other	4,129,570	4,142,250	1,850,016

Total assets	$145,937,957	$148,698,605	$89,530,186

Liabilities:
Non-interest-bearing deposits	$11,236,110	$11,357,736	$4,487,837
Interest-bearing deposits	74,444,345	76,306,014	42,698,976
Senior and subordinated notes	9,222,506	9,436,021	5,490,690
Other borrowings	20,681,289	20,244,842	16,836,398
Interest payable	543,805	540,160	349,091
Other	4,623,241	4,793,062	3,770,131

Total liabilities	120,751,296	122,677,835	73,633,123
Stockholders’ Equity:
Common stock	4,174	4,146	3,060
Paid-in capital, net	15,682,009	15,465,341	7,151,376
Retained earnings and cumulative other comprehensive income	11,386,625	10,684,768	8,857,963
Less: Treasury stock, at cost	(1,886,147)	(133,485)	(115,336)

Total stockholders’ equity	25,186,661	26,020,770	15,897,063

Total liabilities and stockholders’ equity	$145,937,957	$148,698,605	$89,530,186

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.

CAPITAL ONE FINANCIAL CORPORATION

Consolidated Statements of Income

(in thousands, except per share data)(unaudited)

	Three Months Ended			Six Months Ended (1)
	June 30 2007	March 31 2007	June 30 2006	June 30 2007	June 30 2006
Interest Income:
Loans held for investment, including past-due fees	$2,266,898	$2,326,680	$1,616,937	$4,593,578	$3,229,559
Securities available for sale	237,978	204,080	167,352	442,058	331,462
Mortgage loans held for sale	71,149	144,759	4,714	215,908	8,813
Other	137,036	112,494	108,154	249,530	205,905

Total interest income	2,713,061	2,788,013	1,897,157	5,501,074	3,775,739
Interest Expense:
Deposits	749,603	730,483	416,232	1,480,086	819,841
Senior and subordinated notes	134,061	138,546	84,707	272,607	179,061
Other borrowings	269,303	296,138	199,136	565,441	372,878

Total interest expense	1,152,967	1,165,167	700,075	2,318,134	1,371,780

Net interest income	1,560,094	1,622,846	1,197,082	3,182,940	2,403,959
Provision for loan and lease losses	401,035	350,045	362,445	751,080	532,715

Net interest income after provision for loan and lease losses	1,159,059	1,272,801	834,637	2,431,860	1,871,244
Non-Interest Income:
Servicing and securitizations	1,226,896	988,082	1,025,506	2,214,978	2,179,110
Service charges and other customer-related fees	482,979	479,467	413,398	962,446	849,129
Mortgage banking operations	102,855	86,543	41,973	189,398	73,859
Interchange	125,979	118,111	131,538	244,090	251,029
Other	67,456	138,322	97,498	205,778	215,037

Total non-interest income	2,006,165	1,810,525	1,709,913	3,816,690	3,568,164
Non-Interest Expense:
Salaries and associate benefits	708,827	724,259	536,465	1,433,086	1,052,609
Marketing	326,718	331,549	356,695	658,267	680,466
Communications and data processing	196,172	185,988	172,734	382,160	341,938
Supplies and equipment	116,043	134,602	113,028	250,645	211,212
Occupancy	89,500	85,845	52,753	175,345	102,130
Restructuring expense	101,142	—	—	101,142	—
Other	574,451	583,158	449,222	1,157,609	866,021

Total non-interest expense	2,112,853	2,045,401	1,680,897	4,158,254	3,254,376

Income before income taxes	1,052,371	1,037,925	863,653	$2,090,296	$2,185,032
Income taxes	301,999	362,875	311,066	664,874	749,106

Net income	$750,372	$675,050	$552,587	1,425,422	1,435,926

Basic earnings per share	$1.92	$1.65	$1.84	$3.57	$4.79

Diluted earnings per share	$1.89	$1.62	$1.78	$3.51	$4.64

Dividends paid per share	$0.03	$0.03	$0.03	$0.05	$0.05

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.

CAPITAL ONE FINANCIAL CORPORATION

Statements of Average Balances, Income and Expense, Yields and Rates

(dollars in thousands)(unaudited)

Reported	Quarter Ended 6/30/07			Quarter Ended 3/31/07			Quarter Ended 6/30/06 (1)
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Earning assets:
Mortgage loans held for sale	$3,898,065	71,149	7.30%	$9,115,298	$144,759	6.35%	$240,245	$4,714	7.85%
Loans held for investment	91,619,955	2,266,898	9.90%	93,465,873	2,326,680	9.96%	$58,833,376	1,616,937	10.99%
Securities available for sale	19,349,938	237,978	4.92%	16,598,686	204,080	4.92%	14,256,956	167,352	4.70%
Other	8,341,258	137,036	6.57%	5,631,573	112,494	7.99%	5,935,369	108,154	7.29%

Total earning assets	$123,209,216	$2,713,061	8.81%	$124,811,430	$2,788,013	8.93%	$79,265,946	$1,897,157	9.57%

Interest-bearing liabilities:
Interest-bearing deposits
NOW accounts	$5,115,994	$36,764	2.87%	$5,066,120	$35,414	2.80%	$597,406	$4,052	2.71%
Money market deposit accounts	27,612,189	276,038	4.00%	25,486,826	249,654	3.92%	11,093,056	89,076	3.21%
Savings accounts	8,409,684	36,294	1.73%	8,384,994	35,529	1.69%	3,919,465	26,237	2.68%
Other Consumer Time Deposits	18,494,150	217,700	4.71%	19,599,576	213,051	4.35%	13,980,892	145,401	4.16%
Public Fund CD’s of $100,000 or more	1,981,883	24,290	4.90%	2,038,785	24,897	4.88%	971,511	11,332	4.67%
CD’s of $100,000 or more	9,609,949	107,491	4.47%	10,339,958	122,618	4.74%	8,878,461	100,094	4.51%
Foreign time deposits	3,994,639	51,026	5.11%	3,950,808	49,320	4.99%	3,355,924	40,040	4.77%

Total Interest-bearing deposits	$75,218,488	$749,603	3.99%	$74,867,067	$730,483	3.90%	$42,796,715	$416,232	3.89%
Senior and subordinated notes	9,336,130	134,061	5.74%	9,517,209	138,546	5.82%	5,576,041	84,707	6.08%
Other borrowings	20,940,640	269,303	5.14%	21,820,513	296,138	5.43%	16,928,273	199,136	4.71%

Total interest-bearing liabilities	$105,495,258	$1,152,967	4.37%	$106,204,789	$1,165,167	4.39%	$65,301,029	$700,075	4.29%

Net interest spread			4.44%			4.54%			5.28%

Interest income to average earning assets			8.81%			8.93%			9.57%
Interest expense to average earning assets			3.75%			3.73%			3.53%

Net interest margin			5.06%			5.20%			6.04%

(1)	Prior period amounts have been reclassified to conform with current period presentation.

CAPITAL ONE FINANCIAL CORPORATION

Statements of Average Balances, Income and Expense, Yields and Rates

(dollars in thousands)(unaudited)

Managed (1)	Quarter Ended 6/30/07			Quarter Ended 3/31/07			Quarter Ended 6/30/06 (2)
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Earning assets:
Mortgage loans held for sale	$3,898,065	$71,149	7.30%	$9,115,298	$144,759	6.35%	$240,245	$4,714	7.85%
Loans held for investment	143,091,228	4,067,014	11.37%	144,112,789	4,035,997	11.20%	$106,089,894	$3,195,827	12.05%
Securities available for sale	19,349,938	237,978	4.92%	16,598,686	204,080	4.92%	14,256,956	167,352	4.70%
Other	6,281,294	78,610	5.01%	3,576,010	50,531	5.65%	3,719,948	46,518	5.00%

Total earning assets	$172,620,525	$4,454,751	10.32%	$173,402,783	$4,435,367	10.23%	$124,307,043	$3,414,411	10.99%

Interest-bearing liabilities:
Interest-bearing deposits
NOW accounts	$5,115,994	$36,764	2.87%	$5,066,120	$35,414	2.80%	$597,406	$4,052	2.71%
Money market deposit accounts	27,612,189	276,038	4.00%	25,486,826	249,654	3.92%	11,093,056	89,076	3.21%
Savings accounts	8,409,684	36,294	1.73%	8,384,994	35,529	1.69%	3,919,465	26,237	2.68%
Other Consumer Time Deposits	18,494,150	217,700	4.71%	19,599,576	213,051	4.35%	13,980,892	145,401	4.16%
Public Fund CD’s of $100,000 or more	1,981,883	24,290	4.90%	2,038,785	24,897	4.88%	971,511	11,332	4.67%
CD’s of $100,000 or more	9,609,949	107,491	4.47%	10,339,958	122,618	4.74%	8,878,461	100,094	4.51%
Foreign time deposits	3,994,639	51,026	5.11%	3,950,808	49,320	4.99%	3,355,924	40,040	4.77%

Total Interest-bearing deposits	$75,218,488	$749,603	3.99%	$74,867,067	$730,483	3.90%	$42,796,715	$416,232	3.89%
Senior and subordinated notes	9,336,130	134,061	5.74%	9,517,209	138,546	5.82%	5,576,041	84,707	6.08%
Other borrowings	20,940,640	269,303	5.14%	21,820,513	296,138	5.43%	16,928,273	199,136	4.71%
Securitization liability	50,841,894	666,926	5.25%	49,999,873	649,443	5.20%	46,827,712	573,507	4.90%

Total interest-bearing liabilities	$156,337,152	$1,819,893	4.66%	$156,204,662	$1,814,610	4.65%	$112,128,741	$1,273,582	4.54%

Net interest spread			5.66%			5.58%			6.45%

Interest income to average earning assets			10.32%			10.23%			10.99%
Interest expense to average earning assets			4.21%			4.18%			4.10%

Net interest margin			6.11%			6.05%			6.89%

(1)	The information in this table reflects the adjustment to add back the effect of securitized loans.

(2)	Prior period amounts have been reclassified to conform with current period presentation.

1680 Capital One Drive, McLean, VA 22102-3491

NEWS RELEASE

FOR IMMEDIATE RELEASE: July 19, 2007

Contacts:	Investor Relations	Media Relations
	Jeff Norris	Tatiana Stead	Julie Rakes
	703-720-2455	703-720-2352	804-284-5800

Capital One Reports Second Quarter Earnings

Affirms earnings guidance of $7.00 to $7.40 per share

McLean, Va. (July 19, 2007) –Capital One Financial Corporation (NYSE: COF) today announced earnings for the second quarter of 2007 of $750.4 million, or $1.89 per share (diluted), compared with $552.6 million, or $1.78 per share (diluted), for the second quarter of 2006, and $675.1 million, or $1.62 per share (diluted), for the first quarter of 2007. Additionally, the company affirmed earnings guidance for 2007 of $7.00 to $7.40 per share (diluted) with current expectations towards the lower end of the range.

“Capital One’s performance in the second quarter reflects our focus on revenue growth, operating leverage, the bank integration, and capital management,” said Richard D. Fairbank, Capital One’s Chairman and Chief Executive Officer. “Despite the current headwinds in financial services, Capital One continues to execute against our strategy of national lending and local banking, which positions us to generate strong and sustainable returns.”

Earnings in the quarter were reduced by several non-operating items:

•	$101.1 million pre-tax, or $0.16 earnings per share, in restructuring charges;

•	$79.2 million pre-tax, or $0.13, earnings per share, in integration expenses and core deposit intangible amortization;

•	$39.8 million pre-tax, or $0.06, earnings per share, in accelerated vesting of restricted stock related to the transition to new management in our Banking business.

Partially offsetting these charges were two items that increased quarterly earnings:

•	$69.0 million in lower than normal taxes incurred in the quarter related to changes in our international tax position,

•	$17.4 million pre-tax, or $0.03 earnings per share, from the calling of trust preferred notes associated with North Fork and Hibernia.

Additional highlights:

•	The company executed $1.75 billion of share repurchases in the quarter, including the $1.50 billion Accelerated Share Repurchase program.

– more –

Capital One Reports Second Quarter Earnings

•	A company-wide restructuring program was initiated that is expected to reduce 2009 operating expenses by $700.0 million.

"We’re maintaining our earnings guidance of $7.00-$7.40 per share for 2007,” said Gary L. Perlin, Capital One’s Chief Financial Officer. “The full-year impact of the non-operating items in the second quarter of 2007, coupled with the decision to complete the $3.0 billion in previously announced share repurchases in 2007, moves our expectations towards the lower end of the range."

The company expects to incur approximately $200 million of restructuring charges in 2007, including the $101 million recognized in the second quarter of 2007.

Business trends for Capital One for the second quarter of 2007 that are expected to continue through the year include declining balances year over year with expanding revenue margin in U.S. Card and elevated loss levels in Auto Finance’s prime business. The company also assumes that the following current market conditions remain unchanged:

•	continued pressure in secondary mortgage market pricing,

•	labor markets and the yield curve remain at current levels,

•	continued U.S. consumer credit normalization, and

•	stable UK consumer credit.

Total Company Highlights

•	Total managed revenue is up 2.7 percent relative to the first quarter of 2007 driven largely by revenue margin expansion in our U.S. Card sub-segment.

•

Provision expense was up quarter over quarter and year over year, driven by the normalization of charge-offs. The increase in provision from the first quarter of 2007 to the second quarter of 2007 was driven by a $28.8 million increase in provision expense in our U.S. Card business.

Segment Results

Local Banking Segment highlights relative to Q1 2007

•	Net income of $132.5 million was flat relative to the previous quarter.

•

Loans increased moderately from the first quarter of 2007 to $41.9 billion. Commercial and small business loans grew from the first quarter of 2007. This was partially offset by the decline in the mortgage portfolio.

•	Total bank deposits were stable at $74.5 billion, reflecting expected seasonality in public deposits offset by growth in commercial deposits.

•	Integration efforts continue and the company expects to achieve its projected synergies.

Capital One Reports Second Quarter Earnings

•

The company announced in a July 9, 2007 press release, the transition to a new bank leadership team on August 6, 2007. The new team will be headed by Lynn Pike, who will assume the role of Bank President, Mike Slocum, who will join the company from Wachovia Corporation as EVP of Commercial Lending, and Carolyn Drexel, EVP, who will expand her scope to include all of our branch banking and private banking operations.

National Lending Segment

Following are highlights from the National Lending Segment, followed by highlights from each of the sub-segments of National Lending: U.S. Card, Global Financial Services (GFS), Auto Finance, and Mortgage Banking.

•	Profits for the National Lending segment were up 9.9 percent as compared to the first quarter of 2007, driven by increased profits in U.S. Card, GFS, and Mortgage Banking.

•

The managed charge-off rate for the National Lending segment increased to 3.45 percent in the second quarter of 2007 from 3.07 percent in the second quarter of 2006 reflecting continued consumer credit normalization. The rate would have been 3.61 percent without the one-time impact in the second quarter of 2007 from a policy change in U.S. Card. The delinquency rate of 3.86 percent for National Lending increased from 3.44 percent as of June 30, 2006 reflecting expected consumer credit normalization.

U.S. Card highlights relative to Q2 2006

•	U.S. Card reported net income of $538.3 million, a 27.6 percent increase, year over year, driven by growth in revenue and reductions in non-interest expenses.

•	Revenue increased 5.6 percent from the second quarter of 2006 largely as a result of pricing changes implemented in some of our products after completion of the card holder system conversion.

•

Non-interest expenses declined 6.1 percent as a result of the completion of the company’s investment in infrastructure, and the ability to leverage the infrastructure to improve costs. Additionally, marketing expense declined modestly relative to last year’s second quarter.

•

Loans grew a modest 2.7 percent from the year ago quarter to $50.0 billion, resulting from a reduction in marketing of prime customers and teaser rate offers, and a $600.0 million portfolio sale in the first quarter of 2007.

•	Charge-offs and delinquencies rose from the second quarter of 2006. The increases resulted primarily from continued normalization of consumer credit, partially offset by the transition to

Capital One Reports Second Quarter Earnings

a new customer billing policy. Looking forward, the company expects U.S. Card charge-offs to stabilize around five percent at the end of 2007.

Global Financial Services (GFS) highlights relative to Q2 2006

•

Net income rose 61.9 percent from the second quarter of 2006, to $82.8 million. Increases in revenue and expenses resulted from growth in managed loans and originations. The provision expense declined based on relatively stable charge-offs and a more stable outlook for UK credit.

•	Managed loans grew 6.0 percent, to $27.5 billion, with growth from North American businesses more than offsetting a modest decline in loans in the UK.

•	Risk metrics were up modestly from the second quarter of 2006 as expected normalization continues in the U.S. and credit in the UK stabilizes.

Auto Finance highlights relative to Q2 2006

•	Net income of $38.0 million was down 60.0 percent from last year as a result of:

•	Net interest margin declines, largely as a result of the higher mix of prime loans as compared to the second quarter of last year,

•	An increase in provision expense of $107.6 million from an unusually low second quarter 2006.

•

Charge-off and delinquencies increased from record low levels in the second quarter of 2006 due to continued consumer credit normalization, elevated losses and delinquencies in recent Dealer Prime vintages, and industry-wide risk expansion in 2006.

•	Managed loans of $24.1 billion were up 17.1 percent relative to the second quarter of 2006 from ongoing originations as well as the addition of loans from the North Fork portfolio.

Mortgage Banking highlights relative to Q1 2007

•	Profits of $2.6 million reflected continued industry pressure on originations and gain on sale margins.

•	In the second quarter of 2007, the company had a lower reserve build for reps and warranties and positive mortgage servicing rights valuation adjustments.

•	Non-interest expenses were down $3.5 million, or 4.0 percent, relative to the first quarter as the business announced branch and facility consolidations and continued aggressive expense management.

Capital One Reports Second Quarter Earnings

•	The business originated $5.5 billion in loans during the quarter, down 44.4 percent from second quarter of 2006 originations and down 19.1 percent from the first quarter of 2007.

The company generates earnings from its managed loan portfolio, which includes both on-balance sheet loans and securitized (off-balance sheet) loans. For this reason, the company believes managed financial measures to be useful to stakeholders. In compliance with Regulation G of the Securities and Exchange Commission, the company is providing a numerical reconciliation of managed financial measures to comparable measures calculated on a reported basis using generally accepted accounting principles (GAAP). Please see the schedule titled “Reconciliation to GAAP Financial Measures” attached to this release for more information.

Forward looking statements

The company cautions that its current expectations in this release, in the presentation slides available on the company’s website and in its Form 8-K dated July 19, 2007 for 2007 earnings, the interest rate environment, charge-off rates, mortgage market trends, operating efficiencies and ongoing cost reductions, including future financial and operating results, and the company’s plans, objectives, expectations and intentions are forward-looking statements and actual results could differ materially from current expectations due to a number of factors, including: the risk that the company’s acquired businesses will not be integrated successfully and that the cost savings and other synergies from such acquisitions may not be fully realized; continued intense competition from numerous providers of products and services which compete with Capital One’s businesses; changes in our aggregate accounts and balances, and the growth rate and composition thereof; the risk that the benefits of the company’s restructuring initiative, including cost savings and other benefits, may not be fully realized; the success of the company’s marketing efforts; general economic conditions affecting interest rates and consumer income, spending, and savings which may affect consumer bankruptcies, defaults, charge-offs and deposit activity; changes in the labor market; general economic and secondary market conditions in the mortgage industry; changes in the credit environment in the U.S. and or the UK; and the company’s ability to execute on its strategic and operational plans. A discussion of these and other factors can be found in Capital One’s annual report and other reports filed with the Securities and Exchange Commission, including, but not limited to, Capital One’s report on Form 10-K for the fiscal year ended December 31, 2006, and report on Form 10-Q for the quarter ended March 31, 2007.

Capital One Reports Second Quarter Earnings

About Capital One

Headquartered in McLean, Virginia, Capital One Financial Corporation (www.capitalone.com) is a financial holding company, with 725 locations in New York, New Jersey, Connecticut, Texas and Louisiana. Its principal subsidiaries, Capital One Bank, Capital One Auto Finance, Inc., Capital One, N.A., and North Fork Bank offer a broad spectrum of financial products and services to consumers, small businesses and commercial clients. Capital One’s subsidiaries collectively had $85.7 billion in deposits and $144.2 billion in managed loans outstanding as of June 30, 2007. Capital One, a Fortune 500 company, trades on the New York Stock Exchange under the symbol "COF" and is included in the S&P 100 index.

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NOTE: Second quarter 2007 financial results, SEC Filings, and first quarter earnings conference call slides are accessible on Capital One’s home page (www.capitalone.com). Choose “Investors” on the bottom of the home page to view and download the earnings press release, slides, and other financial information. Additionally, a webcast of today’s 5:00 pm (ET) earnings conference call is accessible through the same link.